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                                                              EXHIBIT 10.2(c)(2)
                                                              ------------------



                                   SCHEDULE TO
     FORM OF NON-QUALIFIED STOCK OPTION AND REPURCHASE AGREEMENT, AS AMENDED
                                EKCO GROUP, INC.

     Each of the following employees and former employees of the Company has the following Non-Qualified Stock Option and Repurchase Agreements with the Company which cover the following shares of the Company's Common Stock pursuant to the Company's 1987 Stock Option Plan which agreements are identical in form to the foregoing Form of Non-Qualified Stock Option and Repurchase Agreement, as amended:

                                                      No. of
                                                      Shares            Exercise
Name and Position                   Grant Date        Granted           Price
-----------------                   ----------        -------           --------

Stuart B. Cohen                     06/13/95            7,161           $ 6.0625
Vice President, Strate-             02/06/96           12,847           $ 5.9375
gic Planning & Business             02/04/97            6,424           $ 4.2500
Development

Donato A. DeNovellis                07/14/93           30,000           $10.0625
Executive Vice Presi-               01/24/94           20,000           $ 7.4375
dent, Finance & Admi-               01/03/95           24,538           $ 6.5000
nistration, & Chief                 02/06/96           24,538           $ 5.9375
Financial Officer                   02/04/97           12,269           $ 4.2500

John T. Haran                       02/06/96            9,295           $ 5.9375
Vice President &
Treasurer

Brian R. McQuesten                  06/22/88           50,000           $ 2.1250
Vice President &                    01/18/90            8,500           $ 2.5625
Controller                          01/13/92            9,500           $10.0625
                                    01/19/93           10,000           $11.3125
                                    01/24/94            8,500           $ 7.4375
                                    01/03/95            6,992           $ 6.5000
                                    02/06/96            8,401           $ 5.9375
                                    02/04/97            4,131           $ 4.2500

Linda R. Millman                    02/06/96            3,000           $ 5.9375
Associate General
Counsel & Asst.
Secretary

Robert Stein                        06/22/88          134,000           $ 2.1250
Former President &                  01/18/90           69,000           $ 2.5625
Chief Executive Officer

Jeffrey A. Weinstein                06/22/88           80,000           $ 2.1250
Executive Vice Presi-               01/18/90           22,000           $ 2.5625
dent, Secretary &                   01/13/92           27,300           $10.0625
General Counsel                     01/19/93           60,000           $11.3125
                                    01/24/94           22,000           $ 7.4375
                                    01/03/95           16,491           $ 6.5000
                                    02/06/96           16,491           $ 5.9375
                                    02/04/97            8,246           $ 4.2500